UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 7, 2003


                         The Elder-Beerman Stores Corp.
             (Exact name of registrant as specified in its charter)


           Ohio                      0-02788                   31-0271980
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)            Identification No.)


                     3155 El-Bee Road
                       Dayton, Ohio                              45439
         (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:   (937) 296-2700


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item  7.   Financial Statements and Exhibits.

         (c) Exhibits.

         Exhibit Number    Description of Exhibit
         --------------    ----------------------

              99.1 Press Release of The Elder-Beerman Stores Corp., dated August 7, 2003.


Item 12.   Results of Operations and Financial Condition.

     On August 7, 2003, The Elder-Beerman Stores Corp. issued a press release announcing its sales results for the four week fiscal period beginning July 6, 2003 through August 2, 2003, the second quarter beginning May 4, 2003 through August 2, 2003 and for the fiscal year-to-date period beginning February 2, 2003 through August 2, 2003. The text of the release is attached as Exhibit 99.1 to this Form 8-K.



                                INDEX TO EXHIBITS

Exhibit Number    Description of Exhibit
--------------    ----------------------
   99.1           Press Release of The Elder-Beerman Stores Corp., dated
                  August 7, 2003.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                THE ELDER-BEERMAN STORES CORP.


                                                 By: /s/ Edward A. Tomechko
                                                     --------------------------
                                                Name: Edward A. Tomechko
                                               Title: Executive Vice President -
                                                      Chief Financial Officer,
                                                      Treasurer and Secretary


Dated:  August 7, 2003